Exhibit 10.1

AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT

AND

AMENDMENT NO. 1 TO ADDITIONAL INVESTMENT RIGHTS

THIS AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT AND AMENDMENT NO. 1 TO ADDITIONAL INVESTMENT RIGHTS (the “Amendment”) is dated as of July 13, 2012, by and among Cambridge Heart, Inc., a Delaware corporation (the “Company”) and a Majority in Interest of the Subscribers (defined below) Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Subscription Agreements (defined below).

WHEREAS, on January 17, 2012, the Company entered into two Subscription Agreements between the Company and the subscribers party thereto (the “January Subscription Agreements”) pursuant to which the Company issued and sold 8% Secured Convertible Notes due on July 17, 2013 (the “Notes”) in the aggregate principal amount of $2,500,000 and related Warrants and Additional Investment Rights (the “Initial Closing”);

WHEREAS, the January Subscription Agreements contemplated that the Company would offer and issue, in one or more closings, an additional principal amount of Notes equal to up to $1,500,000 and a corresponding amount of Warrants and Additional Investment Rights, each on substantially the same terms and conditions as granted or issued pursuant to the January Subscription Agreements, for which a closing was required to be completed on or before February 28, 2012 (an “Additional Offering”);

WHEREAS, on February 28, 2012, the Company entered into a Subscription Agreement (the “February Subscription Agreement”) between the Company and the subscribers party thereto pursuant to which the Company issued and sold Notes in the aggregate principal amount of $440,000 and related Warrants and Additional Investment Rights;

WHEREAS, on May 23, 2013, the Company and a Majority in Interest of the subscribers party to the January Subscription Agreements and the February Subscription Agreement entered into Amendment No. 1 to the Subscription Agreements and the Security Agreement, pursuant to which the definition of Additional Offering was amended to permit an Additional Offering to be completed after February 28, 2012 and on or before June 30, 2012;

WHEREAS, on May 23, 2012, the Company entered into a Subscription Agreement between the Company and the subscribers party thereto (together with the subscribers party to the January Subscription Agreements and the February Subscription Agreement, the “Subscribers”) pursuant to which the Company issued and sold Notes in the aggregate principal amount of $550,000 and related Warrants and Additional Investment Rights (together with the January Subscription Agreements and the February Subscription Agreement, the “Subscription Agreements”); and

WHEREAS, the Company and a Majority in Interest of the Subscribers desire to amend the Additional Investment Rights to extend the Termination Date of the Additional Investment Rights from July 15, 2012 to July 31, 2012 and to amend the Subscription Agreements to revise the definition of Excepted Issuances to permit the exercise of the Additional Investment Rights as amended.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Amendment, the Company and a Majority in Interest of the Subscribers hereby agree as follows:

1. Each of the Subscription Agreements is hereby amended by:

(a) deleting the phrase “on the unamended terms in effect on the Closing Date” in clause (v) of Section 12(a) and inserting the phrase “as the same may be amended from time to time with the consent of a Majority in Interest” in lieu thereof; and

(b) adding the phrase “as the same may be amended from time to time with the consent of a Majority in Interest” at the end of clause (vii) of Section 12(a) immediately preceding the parenthetical.

2. Each of the Additional Investment Rights previously issued to Subscribers is hereby amended by deleting “July 15, 2012” in the first sentence thereof and inserting “July 31, 2012” in lieu thereof.

3. The Company undertakes to disclose the material terms of this Amendment on a Form 8-K as soon as practicable following the effectiveness of the Amendment and in any event on or before the date that is two business days following the date hereof.

4. The Company represents and warrants that neither this Amendment nor the actions contemplated hereby will require the filing of any post-effective amendment to the Registration Statement that would require the Company to suspend use of the Registration Statement or the prospectus contained therein, and that the Selling Stockholders named in the Registration Statement may continue to effect sales pursuant to the Registration Statement and the prospectus contained therein, as supplemented by any prospectus supplements that have been or will be filed by the Company.

5. The Subscribers consent, as required by Section 9(q) of the Subscription Agreements, to this Amendment and the modification of the Additional Investment Rights previously issued to Subscribers.

6. The Subscription Agreements and the Additional Investment Rights, each as amended hereby, are hereby ratified and confirmed and shall continue in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Subscription Agreement or the other Transaction Documents.

7. This Amendment may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof. The provisions of Sections 14(a), 14(d), 14(e), 14(h) and 14(k) of the Subscription Agreements are incorporated herein by reference and are made a part hereof as fully as if set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

CAMBRIDGE HEART, INC.

By:	/s/ Ali Haghighi-Mood
Name: Ali Haghighi-Mood
Title: President and Chief Executive Officer

[-SIGNATURE PAGES OF THE SUBSCRIBERS FOLLOW-]

[SIGNATURE PAGE OF SUBSCRIBER TO AMENDMENT NO. 2]

SUBSCRIBERS

ALPHA CAPITAL ANSTALT

By:	/s/ Konrad Ackerman
Name: Konrad Ackerman
Title: Director
Aggregate Principal Amount of Notes: $500,000

/s/ Luis Martins
Luis Martins
Aggregate Principal Amount of Notes: $450,000

/s/ Roderick de Greef
Roderick de Greef
Aggregate Principal Amount of Notes: $300,000

BRIO CAPITAL LP

By:	/s/ Shaye Hirsch
Name: Shaye Hirsch
Title: Managing Partner
Aggregate Principal Amount of Notes: $250,000

Steven Etra
Aggregate Principal Amount of Notes: $220,000

OSIRIS INVESTMENT PARTNERS, L.P.

By:	/s/ Paul Stuka
Name: Paul Stuka
Title: Principal and Managing Partner
Aggregate Principal Amount of Notes: $320,000

[SIGNATURE PAGE OF SUBSCRIBER TO AMENDMENT NO. 1]

Francis Howard
Aggregate Principal Amount of Notes: $150,000

SANDOR CAPITAL MASTER FUND, L.P.

By:
Name:
Title:
Aggregate Principal Amount of Notes: $150,000

Jack and Mary Garson, JTWROS
Aggregate Principal Amount of Notes: $110,000

John Peter Christensen
Aggregate Principal Amount of Notes: $100,000

/s/ Saba Malak
Saba Malak
Aggregate Principal Amount of Notes: $85,000

Scott E. Douglass
Aggregate Principal Amount of Notes: $75,000

Michael Brodherson
Aggregate Principal Amount of Notes: $55,000

George M. Abraham
Aggregate Principal Amount of Notes: $50,000

[SIGNATURE PAGE OF SUBSCRIBER TO AMENDMENT NO. 1]

CRANSHIRE CAPITAL MASTER FUND, LTD.

By:
Name:
Title:
Aggregate Principal Amount of Notes: $50,000

Frank Garofalo
Aggregate Principal Amount of Notes: $50,000

Randy Meeks
Aggregate Principal Amount of Notes: $50,000

Steven M. Sack
Aggregate Principal Amount of Notes: $50,000

John J. Shaw
Aggregate Principal Amount of Notes: $50,000

Jacques Smith
Aggregate Principal Amount of Notes: $25,000

/s/ Thomas Girschweiler
Thomas Girschweiler
Aggregate Principal Amount of Notes: $400,000